                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K





                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 21, 1999

                              ROHM AND HAAS COMPANY
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

Delaware                        001-03507                 23-1028370
--------------------------------------------------------------------------------
(State or other                 (Commission               (I.R.S. Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)

100 Independence Mall West, Philadelphia, Pennsylvania     19106-2399
--------------------------------------------------------------------------------
        (Address of principal executive offices)           Zip Code

            REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: 215/592-3000

ITEM 5.  OTHER EVENTS.

         On June 21, 1999 and on August 20, 1999, Rohm and Haas Company amended and restated its certificate of incorporation. This discussion updates the description of capital stock contained in our previous public filings.

         The following description of our capital stock is only a summary. As a summary, it is not complete and is subject to the detailed provisions of, and is qualified in its entirety by reference to, our amended and restated certificate of incorporation, our amended and restated bylaws and the applicable provisions of Delaware General Corporation Law.

         We currently have 425,000,000 shares of authorized capital stock, consisting of 400,000,000 shares of common stock and 25,000,000 shares of preferred stock, par value $1.00 per share. As of December 31, 1999, there were 218,985,389 shares of our common stock issued and outstanding and 5,419,195 shares reserved for issuance upon exercise of outstanding stock options.

Common Stock

         The holders of our common stock are entitled to one vote for each share of common stock held in the election of directors and other matters. Subject to the rights of holders of preferred stock, holders of our common stock may receive dividends as and when declared by our board of directors out of funds legally available for this purpose. Arrangements with several of our creditors contain restrictions that may limit our ability to pay dividends. Subject to the rights of creditors and holders of preferred stock, holders of our common stock are entitled to share ratably in a distribution of assets upon our liquidation, dissolution or winding up. Holders of our common stock have no cumulative voting rights or preemptive rights to subscribe for additional shares of capital stock, and there are no conversion rights or redemption rights or sinking fund provisions with respect to the common stock.

         The transfer agent and registrar for our common stock is Equi-Serve.

Preferred Stock

         Our amended and restated certificate of incorporation confers upon our board of directors the authority to divide the shares of preferred stock into one or more series, to issue from time to time in whole or in part shares of preferred stock, and to fix and determine, except as otherwise expressly limited by the Delaware General Corporation Law, the voting powers, full or limited, or no voting powers, and designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions as may be desired, to the fullest extent permitted by the Delaware General Corporation Law. The power of our board of directors to issue preferred shares and to fix the rights and preferences is not subject to stockholder approval. The existence of authorized but unissued preferred stock may enable our board of directors to render more difficult or to discourage an attempt to obtain control of the company by means of a merger, tender offer, proxy contest or otherwise. For example, if in the due exercise of its fiduciary obligations, the board of directors were to determine that a takeover proposal is not in the company's best interests, the board of directors could cause shares of preferred stock to be issued without stockholder approval in one or more private offerings or other transactions that might dilute the voting or other rights of the proposed acquiror or insurgent stockholder or stockholder group. As of August 1999, we had redeemed all 2,646,061 shares of our outstanding cumulative convertible preferred stock. We currently have no shares of preferred stock outstanding. On August 20, 1999, we filed an amended and restated certificate of incorporation which eliminated the certificate of designations relating to the cumulative convertible preferred stock.

Stockholder Action

         On June 21, 1999, our stockholders approved the addition of Article XI to our certificate of incorporation, which requires that stockholders take action only at an annual or special meeting of stockholders.

         Delaware law permits such a provision in a corporation's certificate of incorporation to override the general rule, which allows any action required or permitted to be taken by stockholders to be taken without a meeting, without prior notice and without stockholder vote, if a written consent setting forth the action to be taken is signed by stockholders having the number of votes necessary to authorize this type of action at a meeting of stockholders. All of the stockholders of our company who are entitled to vote on the particular matter must now receive notice of and the opportunity to participate in any proposed stockholder action. This notice enables stockholders to take action, including judicial action, to protect their interests.

         The requirement that our stockholders take action only at an annual or special meeting precludes any stockholder action by consent, which may make more difficult, or delay, actions by a person or group seeking to acquire a substantial percentage of our common stock, to replace directors on our board of directors or to take other action to influence or control our management or policies, even though the holders of a majority of the outstanding shares of our common stock might desire those actions. We are not aware of any such efforts to obtain control of the company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         3.01 Certificate of Incorporation, as amended and restated on June 21, 1999, included as Exhibit 3(i) to the company's Form 10-Q for the interim period ended June 30, 1999 (File No. 001-03507), is hereby incorporated herein by reference.

         3.02 Restated Certificate of Incorporation, included as Exhibit 3(i) to the company's Form 10-Q for the interim period ended September 30, 1999 (File No. 001-03507), is hereby incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ROHM AND HAAS COMPANY


Dated: January 19, 2000            By: /s/ Robert A.  Lonergan
                                      ---------------------------------
                                            Robert A.  Lonergan
                                            Vice President and General Counsel

                                  EXHIBIT INDEX

Exhibit

 3.01 Certificate of Incorporation, as amended and restated on June 21, 1999, included as Exhibit 3(i) to the company's Form 10-Q for the interim period ended June 30, 1999 (File No. 001-03507), is hereby incorporated herein by reference.

 3.02              Restated Certificate of Incorporation, included as Exhibit
                  3(i) to the company's Form 10-Q for the interim period ended September 30, 1999 (File No. 001-03507), is hereby incorporated herein by reference.